Exhibit 10.1

UNITED STATES BANKRUPTCY COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

In re:	Chapter 11

ACCENTIA BIOPHARMACEUTICALS,	Case No. 8:08-bk-17795-KRM
INC., et al.,
(Jointly Administered)
Debtors.
_____________________________________________________/

NOTICE OF EFFECTIVE DATE OF FIRST AMENDED JOINT PLAN

OF REORGANIZATION OF ACCENTIA BIOPHARMACEUTICALS, INC.,

ANALYTICA INTERNATIONAL, INC., TEAMM PHARMACEUTICALS, INC.,

ACCENTRX, INC., AND ACCENTIA SPECIALTY PHARMACY, INC.

UNDER CHAPTER 11 OF TITLE 11, UNITED STATES CODE DATED

AS OF AUGUST 16, 2010, AS MODIFIED

NOTICE IS HEREBY GIVEN, that the Effective Date of the First Amended Joint Plan of Reorganization of Accentia Biopharmaceuticals, Inc., Analytica International, Inc., TEAMM Pharmaceuticals, Inc., AccentRx, Inc., and Accentia Specialty Pharmacy, Inc. under Chapter 11 of Title 11, United States Code dated as of August 16, 2010, as modified, occurred on November 17, 2010.

Dated: November 17, 2010

/s/ Charles A. Postler
Charles A. Postler (Florida Bar No. 455318)
STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
110 East Madison Street, Suite 200
Tampa, Florida 33602
PH (813) 229-0144
FAX (813) 229-1811
Attorneys for the Debtors

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing Notice of Effective Date of First Amended Joint Plan of Reorganization of Accentia Biopharmaceuticals, Inc., Analytica International, Inc., TEAMM Pharmaceuticals, Inc., AccentRx, Inc., and Accentia Specialty Pharmacy, Inc. under Chapter 11 of Title 11, United States Code Dated as of August 16, 2010, as Modified has been furnished on this 17th day of November, 2010, by CM/ECF Transmission to the United States Trustee, 501 East Polk Street, Suite 1200, Tampa, Florida 33602, and by U.S. Mail or CM/ECF Transmission to all parties set forth on the Master Service List attached hereto as Exhibit A.

/s/ Charles A. Postler
Charles A. Postler

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